UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

BLUE OWL TECHNOLOGY FINANCE CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On June 16, 2026, Blue Owl Technology Finance Corp. (the “Company”) entered into the Fourth Amendment to Amended and Restated Senior Secured Credit Agreement (the “Fourth Amendment”), which amends that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 15, 2022 (as amended by that certain First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 26, 2023, as amended by that certain Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 13, 2024, and as amended by that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of December 20, 2024). The parties to the Fourth Amendment include the Company, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 5.8 therein, the lenders party thereto and Truist Bank as Administrative Agent and, solely with respect to Section 5.10 therein, as Collateral Agent. The Fourth Amendment, among other things, (i) extends the revolver availability period from December 2028 to June 2030, (ii) extends the scheduled maturity date from December 2029 to June 2031, (iii) increases the accordion provision to permit increases to a total facility amount of up to $4,012,500,000, (iv) resets the minimum shareholders’ equity test, (v) reduces the swingline sublimit from $300,000,000 to $200,000,000 and (vi) reduces the letter of credit sublimit from $200,000,000 to $125,000,000.

Item 2.03 - Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of June 16, 2026, between Blue Owl Technology Finance Corp., the Lenders party thereto and Truist Bank, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Technology Finance Corp.

Date: June 22, 2026	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer and Chief Operating Officer